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                   PAINEWEBBER PACE-SM- SELECT ADVISORS TRUST
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

    The following funds are series of PaineWebber PACE Select Advisors Trust ("Trust"), a professionally managed open-end investment company.

PACE Money Market Investments                        PACE Large Company Value Equity Investments
PACE Government Securities Fixed Income Investments  PACE Large Company Growth Equity Investments
PACE Intermediate Fixed Income Investments           PACE Small/Medium Company Value Equity Investments
PACE Strategic Fixed Income Investments              PACE Small/Medium Company Growth Equity Investments
PACE Municipal Fixed Income Investments              PACE International Equity Investments
PACE Global Fixed Income Investments                 PACE International Emerging Markets Equity
                                                       Investments

    PACE Intermediate Fixed Income Investments and PACE Global Fixed Income
Investments are non-diversified series of the Trust. The other funds are diversified series.

    Brinson Advisors, Inc. ("Brinson Advisors") serves as the manager and administrator for each fund and also as the investment advisor for PACE Money
Market Investments. Brinson Advisors selects and monitors unaffiliated investment advisors who provide advisory services for the other funds. Brinson
Advisors is an indirect wholly owned asset management subsidiary of UBS AG.
Brinson Advisors also serves as the Trust's principal underwriter and selects dealers for the sale of fund shares.

    Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual
Report accompanies this SAI. You may obtain additional copies of the funds'
Annual Report without charge by calling toll-free 1-800-647-1568.

    This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated November 5, 2001. Different classes of shares and/or funds are offered by separate Prospectuses. A copy of the relevant
Prospectus may be obtained by calling your investment professional or by calling toll-free 1-800-647-1568. The Prospectus contains more complete information about the funds. You should read it carefully before investing.

    This SAI is dated November 5, 2001.

                               TABLE OF CONTENTS

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                                                                PAGE
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
The Funds and Their Investment Policies.....................      2
The Funds' Investments, Related Risks and Limitations.......      9
Strategies Using Derivative Instruments.....................     34
Organization of the Trust; Trustees and Officers; Principal
  Holders and Management Ownership of Securities............     42
Investment Management, Administration and Principal
  Underwriting Arrangements.................................     52
Portfolio Transactions......................................     67
Reduced Sales Charges, Additional Exchange and Redemption
  Information and Other Services............................     72
Conversion of Class B Shares................................     74
Valuation of Shares.........................................     75
Performance Information.....................................     76
Taxes.......................................................     82
Other Information...........................................     87
Financial Statements........................................     88
Appendix....................................................    A-1

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                    THE FUNDS AND THEIR INVESTMENT POLICIES

    No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by the board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

    PACE MONEY MARKET INVESTMENTS has an investment objective of current income consistent with preservation of capital and liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks,
(3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

    PACE Money Market Investments may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

    PACE Money Market Investments may purchase only those obligations that Brinson Advisors determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Brinson Advisors to be of comparable quality. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Brinson Advisors becomes aware that a security has received a rating below the second highest rating by any rating agency, Brinson Advisors and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

    PACE Money Market Investments may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

    Generally, PACE Money Market Investments may exercise demand features
(1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a

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letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

    Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between PACE Money Market Investments and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

    PACE Money Market Investments generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

    PACE Money Market Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income.

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in U.S. government bonds and other bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between one and seven years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, including those backed by mortgages, and related repurchase agreements. The fund may invest up to 35% of its total assets in corporate bonds, including mortgage- and asset-backed securities of private issuers. These investments are limited to bonds that are rated at least A by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), except that the fund may not acquire a bond if, as a result, more than 25% of its total assets would be invested in bonds rated below AAA or if more than 10% of its total assets would be invested in bonds rated A. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that its investment advisor determines are of comparable quality to rated securities in which the fund may invest.

    PACE Government Securities Fixed Income Investments may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. As long as the SEC staff takes this position, the fund will not consider these stripped U.S. government securities to be U.S. government securities for purposes of its 65% investment requirement. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

    PACE Government Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

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    PACE INTERMEDIATE FIXED INCOME INVESTMENTS has an investment objective of current income, consistent with reasonable stability of principal. Metropolitan West Asset Management, LLC ("MWAM") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between two and four and one-half years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities), corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds) and preferred stocks. The fund limits its investments to securities which are investment grade at the time of purchase. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The fund's investments may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

    PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

    PACE STRATEGIC FIXED INCOME INVESTMENTS has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, bonds (including convertible bonds) of U.S. and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). These investments include mortgage- and asset-backed securities, although the fund's investments in mortgage-backed securities of private issuers are limited to 35% of its total assets. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

    PACE Strategic Fixed Income Investments invests primarily in investment grade bonds but may invest up to 20% of its total assets in securities, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of the fund's total assets may be invested in bonds denominated in foreign currencies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities.

    PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

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    PACE MUNICIPAL FIXED INCOME INVESTMENTS has an investment objective of high current income exempt from regular federal income taxes. Standish Mellon Asset Management Company, LLC ("Standish Mellon") serves as the fund's investment advisor. Under normal conditions, the fund invests at least 80% of its total assets in municipal bonds, the interest on which, in the opinion of counsel to the issuers, is exempt from regular federal income taxes. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P or, if unrated, determined to be of comparable quality by its investment advisor, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P or, if unrated, are determined to be of comparable quality by its investment advisor. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference (sometimes referred to as a "tax preference item") for purposes of the federal alternative minimum tax ("AMT"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

    PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds backed by the U.S. Treasury or other U.S. government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases.

    PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest up to 20% of its total assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.

    PACE GLOBAL FIXED INCOME INVESTMENTS has an investment objective of high total return. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as the fund's investment advisors. Brinson Advisors allocates the fund's assets between the two investment advisors. The fund invests primarily in high-grade bonds, denominated in foreign currencies or U.S. dollars, of governmental and private issuers in the United States and developed foreign countries. The fund's investments may include mortgage- and asset-backed securities. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between four and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, foreign government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of U.S. or foreign private issuers. The fund normally invests in a minimum of four countries, one of which may be the United States. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's investment advisor to be of comparable quality.

    PACE Global Fixed Income Investments may invest up to 20% of its total assets in bonds that are rated below A by Moody's or S&P (or are unrated but deemed to be of comparable quality), provided that (1) with respect to bonds of issuers of developed countries, the bonds must be rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined to be of comparable quality); and
(2) with respect to bonds of issuers of emerging market countries, both (a) the bonds must be rated at least Ba by Moody's or BB by S&P (or, if unrated, determined to be of comparable quality) and (b) no more than 10% of the fund's total assets may be invested in emerging market bonds. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.

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    PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

    PACE LARGE COMPANY VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation and dividend income. Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and SSgA Funds Management, Inc. ("SSgA") serve as the fund's investment advisors. Brinson Advisors allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities of U.S. companies that are believed to be undervalued. The fund's investments may include both large and medium capitalization companies. However, under normal circumstances, the fund invests at least 65% of its total assets in common stocks of companies with a total market capitalization of $4.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. The fund seeks income primarily from dividend paying stocks.

    ICAP and Westwood each use active stock selection strategies to invest its share of the fund's assets. In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and managing deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index.

    PACE Large Company Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's or, if unrated, determined to be of comparable quality by its investment advisor. Subject to its 65% investment requirement, the fund may invest in a broad range of equity securities of U.S. issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund also may invest in U.S. government bonds and investment grade corporate bonds.

    PACE Large Company Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

    PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Alliance Capital Management L.P. ("Alliance Capital") and SSgA Funds Management, Inc. ("SSgA") serve as the fund's investment advisors. Brinson Advisors allocates the fund's assets between the two investment advisors. The fund invests primarily in equity securities that are believed to have substantial potential for capital growth. Dividend income is an incidental consideration in the investment advisors' selection of investments for the fund. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal circumstances it invests at least 65% of its total assets in common stocks of companies with total market capitalization of $4.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.

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    Alliance Capital uses an active stock selection strategy to invest its share of the fund's assets. In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index.

    Subject to its 65% investment requirement, PACE Large Company Growth Equity Investments may invest in a broad range of equity securities of U.S. issuers. The fund may invest up to 10% of its total assets in U.S. dollar denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund also may invest in U.S. government bonds and investment grade corporate bonds.

    PACE Large Company Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

    PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation. Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") serve as the fund's investment advisors. Brinson Advisors allocates the fund's assets between the two investment advisors. The fund invests primarily in equity securities of companies that are believed to be undervalued or overlooked in the marketplace. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal market conditions the fund invests at least 65% of its total assets in common stocks of companies with total market capitalization of less than $4.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. The fund invests in equity securities that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests in the equity securities of companies only if they have common stock that is traded on a major stock exchange or in the over-the-counter market. Subject to its 65% investment requirement, the fund may invest in U.S. government bonds and investment grade corporate bonds.

    PACE Small/Medium Company Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

    PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Delaware Management Company, a series of Delaware Management Business Trust, serves as the fund's investment advisor. The fund invests primarily in the stocks of companies that are characterized by above-average earnings growth rates and total market capitalization of less than $4.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. Dividend income is an incidental consideration in the investment advisor's selection of investments for the fund. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal circumstances it invests at least 65% of its total assets in common stocks of issuers with total market capitalization of less than $4.0 billion at the time of purchase that exhibit the potential for high future earnings growth relative to the overall market. Subject to its 65% investment requirement, the fund may invest in U.S. government bonds and investment grade corporate bonds. The fund may invest up to 5% of its total

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assets in U.S. dollar denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

    PACE Small/Medium Company Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

    PACE INTERNATIONAL EQUITY INVESTMENTS has an investment objective of capital appreciation. Martin Currie Inc. serves as the fund's investment advisor. The fund invests primarily in equity securities of companies domiciled outside the United States, and a large part of its investments is usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 65% of its total assets in common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.

    PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States, and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment advisor gives particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on U.S. securities markets. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund invests only in those markets where the investment advisor considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's or, if unrated, determined by the fund's investment advisor to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Subject to its 65% investment requirement, the fund also may invest in U.S. government bonds and investment grade bonds of U.S. and foreign issuers.

    PACE International Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in structured foreign investments. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

    PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS has an investment objective of capital appreciation. Schroder Investment Management North America Inc. ("SIMNA") serves as the fund's investment advisor. The fund invests at least 65% of its total assets in equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies
(1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country,
(3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country, or (4) that have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies.

SIMNA may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. Based on current political and economic factors, SIMNA considers Hong Kong SAR to be such a country. The fund normally invests in the securities of issuers from three or more emerging market countries.

    PACE International Emerging Markets Equity Investments may invest up to 35% of its total assets in bonds, including U.S. government bonds, foreign government bonds and bonds of private U.S. and foreign issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's or, if unrated, determined by the investment advisor to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P or determined by the investment advisor to be of comparable quality.

    SIMNA believes that one of its key strengths is the worldwide network of local research offices, many long established, in emerging market countries, that is maintained by SIMNA and its affiliates. Each year, these companies research and conduct on-site visits in emerging market countries. During 2000, SIMNA and its affiliates made approximately 1350 exclusive company visits. As a result of these visits, SIMNA and its affiliates further develop extensive management contacts with, and produce independent forecasts of earnings estimates for, approximately 400 out of an investable universe of approximately 800 companies. SIMNA's analysis involves researching companies across the full capitalization spectrum.

    PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

    EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

    Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

    While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

    BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

    Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

    Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither PACE Municipal Fixed Income Investments, its investment advisor nor Brinson Advisors reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the fund or the exempt-interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

    CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

    Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

    In addition to ratings assigned to individual bond issues, the applicable investment advisor will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

    Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable investment advisor to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable investment advisor determines to be of comparable quality.

    Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment advisor to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

    The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

    The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

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    U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

    Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information" below.

    ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

    Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

    A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

    Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

    CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

    Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

    The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

    During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's investment advisor seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If a fund's investment advisor does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its investment advisor does not anticipate, the fund's ability to meet its investment objective may be reduced.

    More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its investment advisor believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

    GINNIE MAE CERTIFICATES -- Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

    FANNIE MAE CERTIFICATES -- Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

    FREDDIE MAC CERTIFICATES -- Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

    PRIVATE MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations -- Mortgage-Backed Securities -- TYPES OF CREDIT ENHANCEMENT." These credit enhancements do not protect investors from changes in market value.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS -- CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or "PO" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- I.E., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

    TYPES OF CREDIT ENHANCEMENT -- To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

    SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES -- The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

    The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

    ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES -- Adjustable rate mortgage ("ARM") securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

    ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

    The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index, that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

    Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

    CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

    INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

    Securities of foreign issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

    Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

    The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

    A fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

    ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

    Eurodollar bonds and Yankee bonds are types of U.S. dollar denominated foreign securities. Eurodollar bonds are U.S. dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are U.S. dollar denominated bonds of foreign issuers that are sold primarily in the United States.

    The funds that invest outside the United States anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    Investment income and gains on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

    FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the U.S. dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the U.S. dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

    Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the

Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

    Each fund values its assets daily in U.S. dollars, and funds that hold foreign currencies do not intend to convert them to U.S. dollars on a daily basis. These funds may convert foreign currency to U.S. dollars from time to time. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. A fund may convert foreign currency to U.S. dollars from time to time.

    The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund conducts its currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

SPECIAL CHARACTERISTICS OF EMERGING MARKET SECURITIES AND SOVEREIGN DEBT

    EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the U.S. dollar in recent years. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

    INVESTMENT AND REPATRIATION RESTRICTIONS -- Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes -- Qualification as a Regulated Investment Company," below.

    DIFFERENCES BETWEEN THE U.S. AND EMERGING MARKET SECURITIES MARKETS -- Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

    GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL
SYSTEMS -- There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    SOCIAL, POLITICAL AND ECONOMIC FACTORS -- Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

    The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

    FINANCIAL INFORMATION AND LEGAL STANDARDS -- Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

    In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

    Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

    A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

    The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

    With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

    Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants.

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Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

    Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

    BRADY BONDS -- Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

    Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

    Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

    Brady Bonds are often viewed as having several valuation components:
(1) the collateralized repayment of principal, if any, at final maturity,
(2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no

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or limited collateralization and will be relying for payment of interest and
(except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

    STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

    Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

    CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

    ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

    Other securities that are sold with original issue discount ("OID") (I.E., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

    Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

    Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes -- Other Information" below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

    Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

    CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

    WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its investment advisor determines that the selling Lender is creditworthy.

    When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

    TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending

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activities or as part of its normal investment program. In addition, if Brinson
Advisors selects a new investment advisor to manage all or part of a fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new investment advisor. Money market investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of its investment advisor, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

    From time to time, investments in other investment companies may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the most practical way for a fund to invest in securities of issuers in certain countries.

    PACE Money Market Investments may invest in the securities of other money market funds when Brinson Advisors believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in money market instruments or
(3) such investments would enhance the fund's liquidity. The other funds may invest in the securities of money market funds for similar reasons.

    ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those its investment advisor has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if the fund's investment advisor has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. For funds that are authorized to trade outside the United States, foreign securities that are freely tradeable in the country in which they are principally traded generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to each fund's investment advisor pursuant to guidelines approved by the board. An investment advisor takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. A fund's investment advisor monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board.

    In making determinations as to the liquidity of municipal lease obligations purchased by PACE Municipal Fixed Income Investments, the investment advisor distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the investment advisor does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

    Brinson Advisors and (where applicable) the fund's investment advisor monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors and the applicable investment advisor will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus,

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the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Brinson Advisors to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

    COUNTERPARTY RISK. Each fund is subject to the risk that an entity which has entered into a transaction or agreement with the fund will default or become unable or unwilling to honor an obligation to a fund. This may result in a fund incurring a loss or missing an opportunity that would otherwise have been available to it. To help lessen this risk, an investment advisor monitors and evaluates the creditworthiness of the parties with which a fund does business.

    OPERATIONS RISK. Each fund is subject to the risk that a fund may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

    DOLLAR ROLLS. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed-delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if its investment advisor deems it advantageous to do so, which may result in a gain or loss to the fund.

    PACE MUNICIPAL FIXED INCOME INVESTMENTS -- TYPES OF MUNICIPAL BONDS. The fund may invest in a variety of municipal bonds, as described below:

    MUNICIPAL BONDS -- Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

    MUNICIPAL LEASE OBLIGATIONS -- Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

    Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

    Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

    INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS
("PABS") -- IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from regular federal income taxes in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the fund in calculating their liability for the AMT. See "Taxes -- Information About PACE Municipal Fixed Income Investments" below. The fund may invest more than 25% of its net assets in IDBs and PABs.

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    FLOATING RATE AND VARIABLE RATE OBLIGATIONS -- Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

    A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

    PARTICIPATION INTERESTS -- Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

    A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment advisor will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

    TENDER OPTION BONDS -- Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

    PUT BONDS -- A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

    If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its investment advisor, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

    TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES -- Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

    INVERSE FLOATERS -- The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.

    Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

    MORTGAGE SUBSIDY BONDS -- The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

    STANDBY COMMITMENTS -- The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. Although the fund does not currently intend to acquire standby commitments with respect to municipal bonds held in its portfolio, the fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

    The fund would enter into standby commitments only with those banks or other dealers that, in the opinion of its investment advisor, present minimal credit risk. The fund's right to exercise standby commitments would be unconditional and unqualified. A standby commitment would not be transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund would be valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the fund.

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
    DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable investment advisor in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

    Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

    Duration allows an investment advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if an investment advisor calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

    Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

    There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, an investment advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

    LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables a fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing each fund's securities lending program, UBS PaineWebber Inc. ("UBS PaineWebber-SM-*"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for each fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under each fund's securities lending program.

    SHORT SALES "AGAINST THE BOX." Each fund (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

    A fund might make a short sale "against the box" to hedge against market risks when its investment advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

INVESTMENT LIMITATIONS OF THE FUNDS

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    Under the investment restrictions adopted by the funds:

    (1) A fund, other than PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments, may not purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the fund's total assets would be invested in such issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

--------------------------
*UBS PaineWebber is a service mark of UBS AG.

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    The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    (2) A fund will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the fund's investments in U.S. government securities and up to 25% of the fund's assets may be invested without regard to these limitations.

    (3) A fund, other than PACE Municipal Fixed Income Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a fund's investments in U.S. government securities.

    The following interpretation applies to, but is not a part of, this fundamental restriction: A fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to municipal securities. In addition, (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. This restriction is also interpreted with respect to PACE Money Market Investments so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

    (4) A fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

    (5) A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

    (6) A fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the fund's investment objective and policies.

    The following interpretation applies to, but is not part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

    (7) A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

    (8) A fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

    (9) A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

    (10) A fund will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

    (11) A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    (1) A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

    (2) A fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Each fund other than PACE Money Market Investments is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. For funds that are permitted to trade outside the United States, the applicable investment advisor also may use forward currency contracts, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.

    A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If an investment advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

    OPTIONS ON SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

    OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

    SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    FORWARD CURRENCY CONTRACTS -- A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

    GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its investment advisor believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its investment advisor believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

    Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes -- Other Information."

    In addition to the products, strategies and risks described below and in the Prospectus, a fund's investment advisor may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable investment advisor may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) Successful use of most Derivative Instruments depends upon the ability of a fund's investment advisor to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the applicable investment advisors are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because the applicable investment advisor projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

    (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

    OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write covered options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investment Policies, Related Risks and Restrictions -- Illiquid Securities."

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

    A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

    The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

    If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

    LIMITATIONS ON THE USE OF OPTIONS. The funds' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

    (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

    (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

    FUTURES. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

    Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's investment advisor wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's investment advisor wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

    A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The funds' use of futures and related options is governed by the following guidelines, which can be changed by the board without shareholder vote:

    (1) The aggregate initial margin and premiums on futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are 'in-the-money,' may not exceed 5% of a fund's net assets.

    (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of the fund's total assets.

    FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, these funds may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes (or in anticipation of future investments). Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which its investment advisor believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its investment advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

    The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

    Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

    FORWARD CURRENCY CONTRACTS. Each fund that invests outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges -- for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

    As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

    LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or
(2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract covered as provided in (1) above, as marked to market daily.

    SWAP TRANSACTIONS. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

    A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

    A fund will usually enter into swaps on a net basis, I.E., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, Brinson Advisors and the investment advisors believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

    A fund will enter into swap transactions only with banks and recognized securities dealers believed by its investment advisor to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

               ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Trust was organized on September 9, 1994 as a business trust under the laws of the State of Delaware and currently has twelve operating series. The Trust has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

    The Trust is governed by a board of trustees, which oversees each fund's operations. The trustees (sometimes referred to as "board members") and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

      NAME AND ADDRESS; AGE             POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------             -------------------       ----------------------------------------
Margo N. Alexander*+; 54                      Trustee             Mrs. Alexander is an executive vice
                                                                  president and director of UBS
                                                                  PaineWebber (since March 1984). She was
                                                                  the chief executive officer of Brinson
                                                                  Advisors from January 1995 to October
                                                                  2000, a director (from January 1995 to
                                                                  September 2001) and chairman (from March
                                                                  1999 to September 2001) of Brinson
                                                                  Advisors. Mrs. Alexander is a director
                                                                  or trustee of 22 investment companies
                                                                  for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

      NAME AND ADDRESS; AGE             POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------             -------------------       ----------------------------------------
Richard Q. Armstrong; 66                      Trustee             Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                                of R.Q.A. Enterprises (management
One Old Church Road                                               consulting firm) (since April 1991 and
Unit # 6                                                          principal occupation since March 1995).
Greenwich, CT 06830                                               He is also a director of AlFresh
                                                                  Beverages Canada, Inc. (a Canadian
                                                                  Beverage subsidiary of AlFresh Foods
                                                                  Inc.) (since October 2000).
                                                                  Mr. Armstrong was chairman of the board,
                                                                  chief executive officer and co-owner of
                                                                  Adirondack Beverages (producer and
                                                                  distributor of soft drinks and
                                                                  sparkling/still waters) (October
                                                                  1993-March 1995). He was a partner of
                                                                  The New England Consulting Group
                                                                  (management consulting firm) (December
                                                                  1992-September 1993). He was managing
                                                                  director of LVMH U.S. Corporation (U.S.
                                                                  subsidiary of the French luxury goods
                                                                  conglomerate, Louis Vuitton Moet
                                                                  Hennessey Corporation) (1987-1991) and
                                                                  chairman of its wine and spirits
                                                                  subsidiary, Schieffelin & Somerset
                                                                  Company (1987-1991). Mr. Armstrong is a
                                                                  director or trustee of 22 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.
David J. Beaubien; 67                         Trustee             Mr. Beaubien is chairman of Yankee
84 Doane Road                                                     Environmental Systems, Inc., a
Ware, MA 01082                                                    manufacturer of meteorological measuring
                                                                  systems. Prior to January 1991, he was
                                                                  senior vice president of EG&G, Inc., a
                                                                  company which makes and provides a
                                                                  variety of scientific and technically
                                                                  oriented products and services. He is
                                                                  also a director of IEC Electronics,
                                                                  Inc., a manufacturer of electronic
                                                                  assemblies. From 1985 to January 1995,
                                                                  Mr. Beaubien served as a director or
                                                                  trustee on the boards of the Kidder,
                                                                  Peabody & Co. Incorporated mutual funds.
                                                                  Mr. Beaubien is a director or trustee of
                                                                  22 investment companies for which
                                                                  Brinson Advisors, UBS PaineWebber or one
                                                                  of their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.
E. Garrett Bewkes, Jr.* +; 75       Trustee and Chairman of the   Mr. Bewkes serves as a consultant to
                                         Board of Trustees        UBS PaineWebber (since May 1999). Prior
                                                                  to November 2000, he was a director of
                                                                  Paine Webber Group, Inc. ("PW Group,"
                                                                  formerly the holding company of UBS
                                                                  PaineWebber and Brinson Advisors) and
                                                                  prior to 1996, he was a consultant to PW
                                                                  Group. Prior to 1988, he was chairman of
                                                                  the board, president and chief executive
                                                                  officer of American Bakeries Company.
                                                                  Mr. Bewkes is a director of Interstate
                                                                  Bakeries Corporation. Mr. Bewkes is a
                                                                  director or trustee of 32 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

      NAME AND ADDRESS; AGE             POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------             -------------------       ----------------------------------------
Richard R. Burt; 54                           Trustee             Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave., N.W.                                      LLP (international investments and
Washington, D.C. 20004                                            consulting firm) (since March 1994) and
                                                                  a partner of McKinsey & Company
                                                                  (management consulting firm) (since
                                                                  1991). He is also a director of
                                                                  Archer-Daniels-Midland Company
                                                                  (agricultural commodities), Hollinger
                                                                  International Company (publishing), six
                                                                  investment companies in the Deutsche
                                                                  Bank family of funds, nine investment
                                                                  companies in the Flag Investors family
                                                                  of funds, The Central European Fund,
                                                                  Inc. and The Germany Fund, Inc., vice
                                                                  chairman of Anchor Gaming (provides
                                                                  technology to gaming and wagering
                                                                  industry) (since July 1999) and chairman
                                                                  of Weirton Steel Corp. (makes and
                                                                  finishes steel products) (since April
                                                                  1996). He was the chief negotiator in
                                                                  the Strategic Arms Reduction Talks with
                                                                  the former Soviet Union (1989-1991) and
                                                                  the U.S. Ambassador to the Federal
                                                                  Republic of Germany (1985-1989).
                                                                  Mr. Burt is a director or trustee of 22
                                                                  investment companies for which Brinson
                                                                  Advisors, UBS PaineWebber or one of
                                                                  their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.
Meyer Feldberg; 59                            Trustee             Mr. Feldberg is Dean and Professor of
Columbia University                                               Management of the Graduate School of
101 Uris Hall                                                     Business, Columbia University. Prior to
New York, New York 10027                                          1989, he was president of the Illinois
                                                                  Institute of Technology. Dean Feldberg
                                                                  is also a director of Primedia Inc.
                                                                  (publishing), Federated Department
                                                                  Stores, Inc. (operator of department
                                                                  stores), Revlon, Inc. (cosmetics) and
                                                                  Select Medical Inc. (healthcare
                                                                  services). Dean Feldberg is a director
                                                                  or trustee of 30 investment companies
                                                                  for which Brinson Advisors, UBS
                                                                  PaineWebber or one of their affiliates
                                                                  serves as investment advisor, sub-
                                                                  advisor or manager.
George W. Gowen; 72                           Trustee             Mr. Gowen is a partner in the law firm
666 Third Avenue                                                  of Dunnington, Bartholow & Miller. Prior
New York, New York 10017                                          to May 1994, he was a partner in the law
                                                                  firm of Fryer, Ross & Gowen. Mr. Gowen
                                                                  is a director or trustee of 30
                                                                  investment companies for which Brinson
                                                                  Advisors, UBS PaineWebber or one of
                                                                  their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

      NAME AND ADDRESS; AGE             POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------             -------------------       ----------------------------------------
William W. Hewitt, Jr.***; 73                 Trustee             Mr. Hewitt is retired. Since 1988, he
c/o Brinson Advisors, Inc.                                        has served as a director or trustee on
51 West 52nd Street                                               the boards of the Guardian Life
New York, NY 10019-6114                                           Insurance Company mutual funds. From
                                                                  1990 to January 1995, Mr. Hewitt served
                                                                  as a director or trustee on the boards
                                                                  of the Kidder, Peabody & Co.
                                                                  Incorporated mutual funds. From
                                                                  1986-1988, he was an executive vice
                                                                  president and director of mutual funds,
                                                                  insurance and trust services of Shearson
                                                                  Lehman Brothers Inc. From 1976-1986, he
                                                                  was president of Merrill Lynch Funds
                                                                  Distributor, Inc. Mr. Hewitt is a
                                                                  director or trustee of 22 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.
Morton L. Janklow; 71                         Trustee             Mr. Janklow is senior partner of
445 Park Avenue                                                   Janklow & Nesbit Associates, an
New York, NY 10022                                                international literary agency
                                                                  representing leading authors in their
                                                                  relationships with publishers and motion
                                                                  picture, television and multi-media
                                                                  companies, and of counsel to the law
                                                                  firm of Janklow & Ashley. Mr. Janklow
                                                                  is a director or trustee of 22
                                                                  investment companies for which Brinson
                                                                  Advisors, UBS PaineWebber or one of
                                                                  their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.
Frederic V. Malek; 64                         Trustee             Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Avenue, N.W.                                    Partners (merchant bank) and chairman of
Suite 350                                                         Thayer Hotel Investors III, Thayer Hotel
Washington, D.C. 20004                                            Investors II and Lodging Opportunities
                                                                  Fund (hotel investment partnerships).
                                                                  From January 1992 to November 1992, he
                                                                  was campaign manager of Bush-Quayle '92.
                                                                  From 1990 to 1992, he was vice chairman
                                                                  and, from 1989 to 1990, he was president
                                                                  of Northwest Airlines Inc. and NWA Inc.
                                                                  (holding company of Northwest Airlines
                                                                  Inc.). Prior to 1989, he was employed by
                                                                  the Marriott Corporation (hotels,
                                                                  restaurants, airline catering and
                                                                  contract feeding), where he most
                                                                  recently was an executive vice president
                                                                  and president of Marriott Hotels and
                                                                  Resorts. Mr. Malek is also a director of
                                                                  Aegis Communications, Inc. (tele-
                                                                  services), American Management Systems,
                                                                  Inc. (management consulting and computer
                                                                  related services), Automatic Data
                                                                  Processing, Inc., (computing services),
                                                                  CB Richard Ellis, Inc. (real estate
                                                                  services), FPL Group, Inc. (electric
                                                                  services), Classic Vacation Group
                                                                  (packaged vacations), Manor Care, Inc.
                                                                  (health care), and Northwest Airlines
                                                                  Inc. Mr. Malek is a director or trustee
                                                                  of 22 investment companies for which
                                                                  Brinson Advisors, UBS PaineWebber or one
                                                                  of their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

      NAME AND ADDRESS; AGE             POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------             -------------------       ----------------------------------------
Carl W. Schafer; 65                           Trustee             Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                                      Foundation (charitable foundation). He
Princeton, NJ 08542                                               is a director of Labor Ready, Inc.
                                                                  (temporary employment), Roadway Express,
                                                                  Inc. (trucking), The Guardian Group of
                                                                  Mutual Funds, the Harding, Loevner
                                                                  Funds, E.I.I. Realty Trust (investment
                                                                  company), Electronic Clearing House,
                                                                  Inc. (financial transactions
                                                                  processing), Frontier Oil Corporation
                                                                  and Nutraceutix, Inc. (biotechnology
                                                                  company). Prior to January 1993, he was
                                                                  chairman of the Investment Advisory
                                                                  Committee of the Howard Hughes Medical
                                                                  Institute. Mr. Schafer is a director or
                                                                  trustee of 22 investment companies for
                                                                  which Brinson Advisors, UBS PaineWebber
                                                                  or one of their affiliates serves as
                                                                  investment advisor, sub-advisor or
                                                                  manager.
William D. White; 67                          Trustee             Mr. White is retired. From February 1989
P.O. Box 199                                                      through March 1994, he was president of
Upper Black Eddy, PA 18972                                        the National League of Professional
                                                                  Baseball Clubs. Prior to 1989, he was a
                                                                  television sportscaster for WPIX-TV, New
                                                                  York. Mr. White served on the Board of
                                                                  Directors of Centel from 1989 to 1993
                                                                  and until recently on the Board of
                                                                  Directors of Jefferson Banks
                                                                  Incorporated, Philadelphia, PA.
                                                                  Mr. White is a director or trustee of 22
                                                                  investment companies for which Brinson
                                                                  Advisors, UBS PaineWebber or one of
                                                                  their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.
Thomas Disbrow****; 35                  Vice President and        Mr. Disbrow is a director and a senior
                                        Assistant Treasurer       manager of the mutual fund finance
                                                                  department of Brinson Advisors. Prior to
                                                                  November 1999, he was a vice president
                                                                  of Zweig/Glaser Advisers. Mr. Disbrow is
                                                                  a vice president and assistant treasurer
                                                                  of 22 investment companies for which
                                                                  Brinson Advisors, UBS PaineWebber or one
                                                                  of their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.
Amy R. Doberman**; 39                   Vice President and        Ms. Doberman is an executive director
                                             Secretary            and the general counsel of Brinson
                                                                  Advisors. From December 1996 through
                                                                  July 2000, she was general counsel of
                                                                  Aeltus Investment Management, Inc. Prior
                                                                  to working at Aeltus, Ms. Doberman was a
                                                                  Division of Investment Management
                                                                  Assistant Chief Counsel at the SEC.
                                                                  Ms. Doberman is a vice president and
                                                                  secretary of 22 investment companies and
                                                                  secretary of two investment companies
                                                                  for which Brinson Advisors, UBS
                                                                  PaineWebber or one of their affiliates
                                                                  serves as investment advisor,
                                                                  sub-advisor or manager.

      NAME AND ADDRESS; AGE             POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------             -------------------       ----------------------------------------
Joanne M. Kilkeary****; 33              Vice President and        Ms. Kilkeary is an associate director
                                        Assistant Treasurer       and a manager of the mutual fund finance
                                                                  department of Brinson Advisors.
                                                                  Ms. Kilkeary is a vice president and
                                                                  assistant treasurer of one investment
                                                                  company for which Brinson Advisors, UBS
                                                                  PaineWebber or one of their affiliates
                                                                  serves as investment advisor, sub-
                                                                  advisor or manager.
Kevin J. Mahoney****; 36                Vice President and        Mr. Mahoney is a director and a senior
                                        Assistant Treasurer       manager of the mutual fund finance
                                                                  department of Brinson Advisors. From
                                                                  August 1996 through March 1999, he was
                                                                  the manager of the mutual fund internal
                                                                  control group of Salomon Smith Barney.
                                                                  Mr. Mahoney is a vice president and
                                                                  assistant treasurer of 22 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.
Michael H. Markowitz*****; 36             Vice President          Mr. Markowitz is an executive director,
                                                                  portfolio manager and head of U.S. short
                                                                  duration fixed income of Brinson
                                                                  Advisors. He is also an executive
                                                                  director and portfolio manager of
                                                                  Brinson Partners, Inc., an affiliate of
                                                                  Brinson Advisors. Mr. Markowitz is a
                                                                  vice president of 10 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.
Emil Polito*; 41                          Vice President          Mr. Polito is an executive director and
                                                                  head of investment support and mutual
                                                                  fund services of Brinson Advisors. From
                                                                  July 2000 to October 2000, he was a
                                                                  senior manager of investment systems at
                                                                  Dreyfus Corp. Prior to July 2000,
                                                                  Mr. Polito was a senior vice president
                                                                  and director of operations and control
                                                                  for Brinson Advisors. Mr. Polito is a
                                                                  vice president of 22 investment
                                                                  companies for which Brinson Advisors,
                                                                  UBS PaineWebber or one of their
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.
Paul H. Schubert****; 38                Vice President and        Mr. Schubert is an executive director,
                                             Treasurer            and head of the mutual fund finance
                                                                  department of Brinson Advisors.
                                                                  Mr. Schubert is a vice president and
                                                                  treasurer of 22 investment companies and
                                                                  principal accounting officer of 2
                                                                  investment companies for which Brinson
                                                                  Advisors, UBS PaineWebber or one of
                                                                  their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

      NAME AND ADDRESS; AGE             POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------             -------------------       ----------------------------------------
Brian M. Storms*; 47                         President            Mr. Storms is chief operating officer
                                                                  (since September 2001) and president of
                                                                  Brinson Advisors (since March 1999).
                                                                  Mr. Storms was chief executive officer
                                                                  of Brinson Advisors from October 2000 to
                                                                  September 2001. He was president of
                                                                  Prudential Investments (1996-1999).
                                                                  Prior to joining Prudential Investments
                                                                  he was a managing director at Fidelity
                                                                  Investments. Mr. Storms is president of
                                                                  22 investment companies and president
                                                                  and trustee of 2 investment companies
                                                                  for which Brinson Advisors, UBS
                                                                  PaineWebber or one of their affiliates
                                                                  serves as investment advisor,
                                                                  sub-advisor or manager.
Keith A. Weller**; 40                   Vice President and        Mr. Weller is a director and senior
                                        Assistant Secretary       associate general counsel of Brinson
                                                                  Advisors. Mr. Weller is a vice president
                                                                  and assistant secretary of
                                                                  22 investment companies for which
                                                                  Brinson Advisors, UBS PaineWebber or one
                                                                  of their affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

--------------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

*** Address for mailing purposes only.

****This person's business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.

*****This person's business address is 209 South LaSalle Street, Chicago,
    Illinois 60604-1295.

+ Messrs. Bewkes and Storms and Mrs. Alexander are "interested persons" of the Trust as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

    Each board member who is not an "interested person" receives, in the aggregate from the Trust and other Brinson mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such mutual funds (or each relevant mutual fund in the case of a special meeting) PRO RATA based on the mutual funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of Brinson Advisors or one of its affiliates presently receives any compensation from the Trust for acting as a board member or officer.

    The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which Brinson Advisors or UBS PaineWebber served as an investment advisor, sub-advisor or manager during the periods indicated.

                              COMPENSATION TABLE+

                                             AGGREGATE          TOTAL COMPENSATION FROM
                                           COMPENSATION            THE TRUST AND THE
        NAME OF PERSON, POSITION          FROM THE TRUST*           FUND COMPLEX**
        ------------------------          ---------------       -----------------------
Richard Q. Armstrong,
  Trustee***............................      $     0                  $108,232
David J. Beaubien,
  Trustee...............................       60,000                    65,000
Richard R. Burt,
  Trustee***............................            0                   108,232
Meyer Feldberg,
  Trustee***............................            0                   173,982
George W. Gowen,
  Trustee***............................            0                   173,982
William W. Hewitt,
  Trustee...............................       75,000                    75,000
Morton L. Janklow,
  Trustee...............................       53,750                    65,000
Frederic V. Malek,
  Trustee***............................            0                   108,232
Carl W. Schafer,
  Trustee***............................            0                   106,372
William D. White,
  Trustee...............................       60,000                    65,000

--------------------------
+ Only Independent Trustees are compensated by the funds for which Brinson Advisors or UBS PaineWebber serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined in the Investment Company Act, do not receive compensation from these funds.

*   Represents fees paid to each board member for the fiscal year ended
    July 31, 2001. During this period Brinson Advisors waived a portion of its management fee and subsidized certain operating expenses, including the payment of trustees' fees, with respect to some funds in order to lower the overall expenses of those funds to certain designated levels.

** Represents fees paid during the calendar year ended December 31, 2000 to each board member by: (a) 33 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 37 investment companies in the case of Messrs. Feldberg and Gowen; and (c) one investment company in the case of Messrs. Beaubien, Hewitt, Janklow and White for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor, or manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

*** This person did not commence serving on the Trust's board until September
    2001 and therefore did not receive compensation from the Trust during the fiscal year ended July 31, 2001.

           PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES.

    As of October 15, 2001, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund. As of October 15, 2001, the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares:

                                                                             PERCENTAGE OF SHARES
                                                                              BENEFICIALLY OWNED
                                                                              AS OF OCTOBER 15,
FUND                                  NAME AND ADDRESS*                              2001
----                                  -----------------                      --------------------
PACE Government Securities            Chestnut III                                  88.85%
Fixed Income Investments -            Attn: Michael W. Kanzler
Class Y                               c/o TY Inc.
                                      Northern Trust Company as Trustee              6.72%
                                      FBO PaineWebber 401K Plan
PACE Intermediate Fixed               PaineWebber Cust.                             10.12%
Income Investments -                  Marshall B. Marlowe
Class Y
                                      PaineWebber Cust.                              5.31%
                                      Jerome N. Jones
PACE Strategic Fixed                  OBICI Foundation                               9.57%
Income Investments -                  Attn: William A. Carpenter
Class P
                                      CHA Foundation                                 5.12%
                                      Chesapeake General Hospital
PACE Strategic Fixed                  Anne L. Solnit Trustee                        13.49%
Income Investments -                  of the Anne L. Solnit Trust
Class Y                               Dtd. 5/6/97
                                      PaineWebber Cust.                              7.24%
                                      PaineWebber CDN FBO
                                      Paula S. Bradnan
PACE Municipal Fixed                  George T. Westwood                            10.03%
Income Investments -                  Trustee
Class B
PACE Municipal Fixed                  Edith M. Buss Trustee                         22.08%
Income Investments -                  FBO Buss Family
Class Y                               Revocable Trust
                                      PACE Account
                                      Gilbert C. Powers &                           18.23%
                                      Pamela M. Powers
                                      Com. Prop.
                                      Sol Shurkin                                   16.48%
                                      Harriet Charkatz JTWROS
                                      Charlsia L. Brown Trustee                      6.13%
                                      for Sam R. Brown
                                      Irrevocable Trust
                                      U/A/D 2/28/1994
                                      James C. Wiley &                               5.49%
                                      Lynn Wiley JT. Ten.
                                      Donald A. Illuzzi                              5.33%
PACE Global Fixed Income              PaineWebber Cust.                              9.02%
Investments -                         Jon B. Bannister
Class B
                                      Dr. Nate J. Rogers                             5.71%

                                                                             PERCENTAGE OF SHARES
                                                                              BENEFICIALLY OWNED
                                                                              AS OF OCTOBER 15,
FUND                                  NAME AND ADDRESS*                              2001
----                                  -----------------                      --------------------
PACE Global Fixed Income              John M. Freese ADM                            16.87%
Investments -                         e/o Dorothy M. Freese
Class C
                                      John Markham Freese                            7.83%
                                      Exec. e/o M. Lloyd Freese
PACE Global Fixed Income              Northern Trust Company as                     70.31%
Investments -                         Trustee
Class Y                               FBO PaineWebber 401K Plan
PACE Large Company Value              Northern Trust Company as                     91.96%
Equity Investments -                  Trustee
Class Y                               FBO PaineWebber 401K Plan
PACE Large Company Growth             Northern Trust Company as                     98.42%
Equity Investments -                  Trustee
Class Y                               FBO PaineWebber 401K Plan
PACE Small/Medium Company             Bishop Institutional Advisors                 17.26%
Value Equity Investments -            c/o Millenium
Class A
PACE Small/Medium Company             Joyce Straus Special                           6.24%
Value Equity Investments -
Class Y
                                      Golden State Carpet Service                    5.07%
                                      Money Purchase Plan
                                      Michael Hansen Trustee
PACE Small/Medium Company             Gray Keithley &                                5.54%
Growth Equity Investments -           Arlene Keithley
Class Y                               Trustees FBO Dtd. 11/20/85
PACE International Equity             Northern Trust Company as                     94.95%
Investments -                         Trustee
Class Y                               FBO PaineWebber 401K Plan
PACE International Emerging           The Fletcher Jones Foundation                 15.49%
Markets Equity Investments -          Attn.: John Smythe
Class A
PACE International Emerging           PaineWebber Cust.                              9.60%
Markets Equity Investments -          J. Darwin King
Class Y                               Rollover IRA Account
                                      Dr. John Stumbo &                              5.33%
                                      Helen Rhea Stumbo JT. Ten
                                      PACE Multi

--------------------------
* The shareholders listed may be contacted c/o Brinson Advisors, Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

 INVESTMENT MANAGEMENT, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as the investment manager and administrator to the Trust pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement"). Under the Management Agreement, Brinson Advisors, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds, including the purchase, retention, disposition and lending of securities. Brinson Advisors is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. Brinson Advisors is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. Brinson Advisors reviews the performance of all investment advisors and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, Brinson Advisors keeps certain books and records of the Trust. Brinson Advisors also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of Brinson Advisors under the Management Agreement are not exclusive to the Trust, and Brinson Advisors is free to, and does, render management services to others.

    The following table shows the fees earned (or accrued) by Brinson Advisors under the Management Agreement and the portions of those fees waived by Brinson Advisors for the periods indicated.

                                              MANAGEMENT AND                      MANAGEMENT AND
                                           ADMINISTRATION FEES                 ADMINISTRATION FEES
                                          EARNED (OR ACCRUED) BY                    WAIVED BY
                                       BRINSON ADVISORS FOR FISCAL         BRINSON ADVISORS FOR FISCAL
                                           YEARS ENDED JULY 31,                YEARS ENDED JULY 31,
                                   ------------------------------------   ------------------------------
FUND                                  2001         2000         1999        2001       2000       1999
----                                  ----         ----         ----        ----       ----       ----
PACE Money Market Investments....  $  262,307   $  210,048   $  114,410   $262,307   $210,048   $114,410
PACE Government Securities Fixed
  Income Investments.............   2,853,177    1,380,076    1,277,768    536,253     83,618    102,428
PACE Intermediate Fixed Income
  Investments....................   1,377,675      828,218      740,117     89,730     13,758      1,460
PACE Strategic Fixed Income
  Investments....................   1,808,178    1,596,218    1,302,736     48,767     84,075     70,795
PACE Municipal Fixed Income
  Investments....................     900,824      329,466      337,795    165,663     23,718     24,086
PACE Global Fixed Income
  Investments....................   1,615,165      821,382      805,390    433,200    240,342    220,842
PACE Large Company Value Equity
  Investments....................   5,377,912    2,800,505    2,581,440    627,716     16,771      1,732
PACE Large Company Growth Equity
  Investments....................   4,011,313    3,458,178    2,593,183    369,989     22,200      3,823
PACE Small/Medium Company Value
  Equity Investments.............   2,045,158    1,574,930    1,458,785     69,535     32,450     25,179
PACE Small/Medium Company Growth
  Equity Investments.............   2,608,144    2,495,426    1,704,803    123,371     17,105     15,569
PACE International Equity
  Investments....................   2,876,910    2,227,716    1,615,444    201,075      7,642        834
PACE International Emerging
  Markets Equity Investments.....     926,092      991,438      751,091    268,679    222,127    195,575

    For PACE Money Market Investments, in addition to the management and administration fee waiver in the foregoing table, Brinson Advisors reimbursed the fund for $113,646 in other expenses.

    In connection with its management of the business affairs of the Trust, Brinson Advisors bears the following expenses:

(1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of Brinson Advisors or the Trust's investment advisors;

(2) all expenses incurred, by Brinson Advisors or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

(3) the fees payable to each investment advisor (other than Brinson Advisors) pursuant to the Advisory Agreements.

    Under the terms of the Management Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by Brinson Advisors or the fund's investment advisor. General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a fund by Brinson Advisors, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, Brinson Advisors or the investment advisors, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates,
(13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

    Under the Management Agreement, Brinson Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to Brinson Advisors or by Brinson Advisors on 60 days' written notice to the fund.

    INVESTMENT ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of Brinson Advisors and, ultimately, the board, each investment advisor manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

    Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than 60 days' written notice. Each Advisory Agreement may be terminated by Brinson Advisors or the investment advisor upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    Under the Advisory Agreements, the investment advisors will not be liable for any error or judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment advisors in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment advisor has agreed to its fees as described herein and which are generally lower than the fees it charges to institutional accounts for which it serves as investment advisor and performs all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities it has undertaken with respect to the fund. By virtue of the management, monitoring and administrative functions performed by Brinson Advisors, and the fact that investment advisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each investment advisor serves in a subadvisory capacity to the fund. Subject to the monitoring by Brinson Advisors and, ultimately, the board, each investment advisor's responsibilities are limited to managing the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND PACE STRATEGIC FIXED
  INCOME INVESTMENTS

    Under the Advisory Agreements for these funds with Pacific Investment Management Company LLC ("PIMCO"), Brinson Advisors (not the fund) pays PIMCO for its services a fee in the annual amount of 0.225% of the average daily net assets of PACE Government Securities Fixed Income Investments (0.25% prior to October 10, 2000) and 0.25% of the average daily net assets of PACE Strategic Fixed Income Investments. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued investment advisory fees to PIMCO of $926,049, $492,884 and $456,345, respectively for PACE Government Securities Fixed Income Investments and $642,622, $570,078 and $465,263, respectively for PACE Strategic Fixed Income Investments.

    PIMCO, a Delaware limited liability company, is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors' sole general partner is Pacific-Allianz Partners LLC. Pacific-Allianz Partners LLC is a Delaware limited liability company with two members, Allianz GP Sub LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. Allianz GP Sub LLC is a wholly owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company.

    On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners, LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now indirectly majority owned by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer.

    In connection with the closing, Allianz of America, Inc., entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, Inc., on the last business day of each calendar quarter following the closing, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America, Inc., will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, Inc., at the same formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany.

    Allianz AG, the parent of Allianz of America, Inc., is a publicly traded German company which, together with its subsidiaries, comprises the world's second largest insurance company as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities.

    Significant institutional shareholders of Allianz AG as of September 2001 include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re"), Bayerische Hypo-und Vereinsbank AG ("HypoVereinsbank") and Deutsche Bank AG. Recently, Allianz AG acquired Dresdner Bank AG whose broker dealer subsidiaries include Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein and Grantchester Securities. Such broker-dealers as well as others including Deutsche Securities, Deutsche Alex Brown, Deutsche Morgan Grenfell, Credit Lyonnais SA, HVB Capital Markets, NALAC Financial Plans LLC, National Discount Brokers Group, Inc., NDB Capital Markets, Belle Haven Investments, L.P., and UniCredit Banca Mobiliare S.p.A. that might be controlled by or affiliated with Allianz AG or these entities (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent a SEC exemption or other relief, the funds generally are precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the funds, the funds' ability to take advantage of market opportunities, or the funds' overall performance.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    Under the Advisory Agreement for this fund with Metropolitan West Asset Management, LLC ("MWAM"), Brinson Advisors (not the fund) pays MWAM a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $200 million and 0.12% of the fund's average daily net assets above $200 million. Prior to October 10, 2000, Pacific Income Advisers, Inc. was the fund's investment advisor. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued investment advisory fees to MWAM and the prior investment advisor of $459,159, $276,073 and $246,706, respectively. Founded in 1996, MWAM is a California Limited Liability Company and is majority-owned by its key executives, with an approximately 40% minority ownership stake held by Metropolitan West Financial, Inc. ("MWF"), a registered investment advisor.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

    Under the Advisory Agreement for this fund with Standish Mellon Asset Management Company, LLC ("Standish Mellon"), Brinson Advisors (not the fund) pays Standish Mellon a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $60 million and 0.15% of the fund's average daily net assets in excess of $60 million. Prior to June 1, 2000, Deutsche Asset Management, Inc. ("DeAM") was the fund's investment advisor. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued investment advisory fees to Standish Mellon's predecessor and DeAM of $248,297, $109,822 and $112,598, respectively.

    Standish Mellon resulted from the acquisition of Standish, Ayer & Wood, Inc. ("SAW") by Mellon Financial Corporation ("Mellon") on July 31, 2001. SAW was the fund's investment advisor from June 1, 2000, until its acquisition by Mellon. Standish Mellon is a wholly owned subsidiary of Mellon, a global financial services company.

PACE GLOBAL FIXED INCOME INVESTMENTS

    Under the current Advisory Agreements for this fund with Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates (collectively, "FFTW"), Brinson Advisors (not the fund) pays Rogge Global Partners a fee in the annual amount of 0.25% of the portion of the fund's average annual net assets that it manages and pays FFTW a fee in the annual amount of 0.25% of the portion of the fund's average daily net assets that it manages up to and including $400 million and 0.20% of the average daily net assets that it manages in excess of $400 million. Prior to October 10, 2000, Rogge Global Partners managed all the fund's assets and was paid by Brinson Advisors (not the fund) an annual fee of 0.35% of the fund's average daily net assets. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued investment advisory fees to FFTW and Rogge Global Partners of $553,800, $359,355 and $352,679, respectively.

    Rogge Global Partners is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a wholly owned subsidiary of Old Mutual, an international financial services firm headquartered in London,

England. UAM is principally engaged through affiliated firms in the United States and abroad in providing institutional investment management services and acquiring institutional management firms like Rogge Global Partners.

    Fischer Francis Trees & Watts, Inc. ("FFTW (NY)") is a New York corporation organized in 1972 and is directly owned by Charter Atlantic Corporation, a holding company organized as a New York corporation. The affiliates of FFTW (NY) are Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom (sometimes referred to as "FFTW (UK)"), Fischer Francis Trees & Watts, pte Ltd (Singapore), a Singapore corporation (sometimes referred to as "FFTW (Singapore)") and Fischer Francis Trees & Watts, Ltd Kabushiki Kaisha, a Japanese corporation (sometimes referred to as "FFTW (Japan)"). FFTW-Singapore and FFTW (Japan) are wholly owned subsidiaries of FFTW (NY). FFTW (UK) is 99% owned by FFTW (NY) and 1% owned by Fischer Francis Trees & Watts Ltd. which in turn is owned by Charter Atlantic Corporation ("CAC").

    BNP Paribas owns 100% of the Class B Common Stock of CAC, which represents a 24.9% voting equity interest and a 60% profit participation in CAC. The employee stockholders of CAC as a group own 100% of the Class A Common Stock of CAC, which represents a 75.1% voting equity interest and a 40% profit participation in CAC. BNP Paribas is a publicly owned limited liability banking corporation organized under the laws of the Republic of France.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    Under the current Advisory Agreements for this fund with Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and SSgA Funds Management, Inc. ("SSgA"), Brinson Advisors (not the fund) pays each investment advisor a fee in the annual amount of 0.30% (0.15% for SSgA) of the fund's average daily net assets that it manages. Prior to July 1, 2000, Brinson Partners, Inc. was the fund's sole investment advisor. ICAP and Westwood assumed their fund responsibilities on July 1, 2000, and SSgA's predecessor assumed its fund responsibilities on October 10, 2000. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued aggregate investment advisory fees to ICAP, Westwood, SSgA (and its predecessor) and the fund's previous investment advisor of $2,059,738, $1,024,189 and $968,040, respectively. Robert H. Lyon, who serves as president, chief investment officer and a director of ICAP owns a 51% controlling interest in ICAP. Westwood is a wholly owned subsidiary of SWS Group, Inc., a Dallas-based securities firm.

    SSgA is an affiliate of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA resulted from an internal reorganization which occurred on May 1, 2001; prior to that date, its predecessor State Street Global Advisors, a division of State Street Bank and Trust Company, had served as an advisor.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    Under the current Advisory Agreements for this fund with Alliance Capital Management L.P. ("Alliance Capital") and SSgA Funds Management, Inc. ("SSgA"), Brinson Advisors (not the fund) pays Alliance a fee in the annual amount of 0.30% and SSgA a fee in the annual amount of 0.15% of the fund's average daily net assets that it manages. Alliance Capital assumed its fund responsibilities on November 10, 1997, and SSgA's predecessor assumed its fund responsibilities on October 10, 2000. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued investment advisory fees to Alliance Capital and SSgA of $1,369,153, $1,296,816 and $972,444, respectively.

    SSgA is an affiliate of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA resulted from an internal reorganization which occurred on May 1, 2001; prior to that date, its predecessor State Street Global Advisors, a division of State Street Bank and Trust Company, had served as an advisor.

    Alliance Capital, an investment advisor registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of June 30, 2001,

Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of June 30, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation is a wholly-owned subsidiary of AXA, a French company.

    Sanford C. Bernstein & Co., LLC ("Bernstein"), a registered broker-dealer and investment advisor, is a Delaware limited liability company located at 767 Fifth Avenue, New York, New York 10153, and an indirect wholly owned subsidiary of Alliance Capital. In addition, Bernstein manages value oriented investment portfolios through and with the assistance of the Bernstein Investment Research and Management Unit (the "Bernstein Unit") of Alliance Capital. The Bernstein Unit services the former investment research and management business of Sanford
C. Bernstein & Co., Inc., which was acquired by Alliance Capital in October
2000.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    Under the current Advisory Agreements for this fund with Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM"), Brinson Advisors (not the fund) pays each of these investment advisors a fee in the annual amount of 0.30% of the fund's average daily net assets that it manages. Prior to October 10, 2000, Ariel and Brandywine Asset Management, Inc. served as investment advisors for the fund's assets and, prior to October 4, 1999, Brandywine was the fund's sole investment advisor. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued aggregate investment advisory fees to ICM, Ariel and Brandywine of $766,934, $590,599 and $547,044, respectively. Ariel is an independent subchapter S corporation with a majority of ownership held by its employees. Founded in 1981, ICM also is an independent subchapter S corporation and is entirely owned by its employees/family members. James M. Simmons, founder and chief investment officer of ICM, owns more than 25% of ICM's voting stock.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    Under the current Advisory Agreement for this fund with Delaware Management Company, Brinson Advisors (not the fund) pays Delaware Management Company a fee in the annual amount of 0.40% of the fund's average daily net assets. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued aggregate investment advisory fees to Delaware Management Company and to the prior investment advisor, of $1,417,582, $1,247,713 and $852,402, respectively. Delaware Management Company is a series of Delaware Management Business Trust, a Delaware business trust, and is a wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware Management Company and DMH are indirect, wholly owned subsidiaries, and subject to ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

PACE INTERNATIONAL EQUITY INVESTMENTS

    Under the current Advisory Agreement for this fund with Martin Currie Inc., Brinson Advisors (not the fund) pays Martin Currie Inc. a fee in the annual amount of 0.35% of the fund's average daily net assets up to and including $150 million, 0.30% of the fund's average daily net assets above $150 million up to and including $250 million, 0.25% of the fund's average daily net assets above $250 million up to and including $350 million, and 0.20% of the fund's average daily net assets above $350 million. Prior to October 10, 2000, Brinson Advisors (not the fund) paid Martin Currie Inc. a fee for its services under the Advisory Agreement at the annual rate of 0.40% of the fund's average daily net assets. For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued investment advisory fees to Martin Currie Inc. of $976,229, $990,097 and $717,975, respectively. Martin Currie Inc. is a wholly owned subsidiary of Martin Currie Limited, a holding company.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

    Under the current Advisory Agreement for this fund with Schroder Investment Management North America Inc. ("SIMNA"), Brinson Advisors (not the fund) pays SIMNA a fee in the annual amount of 0.50% of the fund's average daily net assets. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the asset management business. SIMNA was the surviving company in a merger with Schroder Capital Management International Inc. (the fund's investment advisor prior to July 1, 1999 and another wholly owned subsidiary of Schroder U.S. Holdings Inc.). For the fiscal years ended July 31, 2001, July 31, 2000 and July 31, 1999, Brinson Advisors paid or accrued investment advisory fees to SIMNA and its predecessor of $842,932, $450,653 and $341,405, respectively. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroders plc., a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in asset management businesses.

    PROCESS FOR SELECTION OF INVESTMENT ADVISORS. In selecting investment advisors for the funds, Brinson Advisors, together with UBS PaineWebber, looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

    After a thorough initial review of potential advisors, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

    - Investment returns over short- and long-term periods

    - Risk-adjusted performance

    - Performance relative to the market index that serves as the benchmark for the investment style

    The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

    - Investment philosophy and discipline

    - Adherence to investment style

    - Experience and continuity of key personnel

    - Client service capabilities

    - Size and financial stability

    In some instances, it is determined that more competitive and consistent returns can be better achieved by hiring multiple investment advisors for an individual fund, each specializing in a particular market segment and management style.

    The final phase is the ongoing monitoring of investment advisor performance to ensure that the standards set by the initial phases remain intact throughout the life of the fund. PACE fund investment advisors can be considered for replacement if they are judged to no longer meet the standards that led to their original selection. The result of this comprehensive approach is access to an exclusive group of investment advisors, many of whose services would not otherwise be available to investors with less than $10 million to invest.

    PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as the principal underwriter of each class of shares of the funds pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. Brinson Advisors enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell the funds' shares. PACE Money Market Investments has only Class P shares established. The other funds have Class A, Class B, Class C, Class Y and Class P shares established.

    Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each fund adopted by the Trust in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays Brinson Advisors a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B and the Class C Plans, each fund pays Brinson Advisors a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for Class C shares of fixed income funds) of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the funds' Class P or Class Y shares and the funds pay no service or distribution fees with respect to these classes of shares.

    Brinson Advisors uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

    Brinson Advisors uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each fund's
Class B and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and other shareholder materials to prospective investors. Brinson Advisors also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to Brinson Advisors' distribution activities.

    Brinson Advisors compensates investment professionals when Class B and Class C shares are bought by investors, as well as on an ongoing basis.

    Brinson Advisors receives the proceeds of the initial sales charge paid when Class A and Class C shares are bought and of the deferred sales charge paid upon sales of Classes A, B and C shares. These proceeds also may be used to cover distribution expenses.

    The Plans and the Principal Underwriting Contract specify that each fund must pay service and distribution fees to Brinson Advisors for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Brinson Advisors' expenses for a fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Brinson Advisors' expenses are less than such fees, it will retain its full fees and realize a profit. Annually, the board reviews the Plans and Brinson Advisors' corresponding expenses for each class of shares of a fund separately from the Plans and expenses attributable to the other classes of shares of the funds.

    Among other things, each Plan provides that (1) Brinson Advisors will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

    In reporting amounts expended under the Plans to the board members, Brinson Advisors allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

    The funds paid (or accrued) the following service and/or distribution fees to Brinson Advisors under the Class A, Class B and Class C Plans during the fiscal period ended July 31, 2001:

                                                        CLASS A    CLASS B    CLASS C
                                                        --------   --------   --------
PACE Government Securities Fixed Income Investments...  $281,799   $ 60,304   $217,686
PACE Intermediate Fixed Income Investments............   199,803     77,672     73,353
PACE Strategic Fixed Income Investments...............    36,960     81,357     62,372
PACE Municipal Fixed Income Investments...............   196,186     66,358    106,695
PACE Global Fixed Income Investments..................   237,904     13,415     50,880
PACE Large Company Value Equity Investments...........   505,942    599,343    346,151
PACE Large Company Growth Equity Investments..........   239,489    139,152    113,491
PACE Small/Medium Company Value Equity Investments....    52,953     56,058     64,158
PACE Small/Medium Company Growth Equity Investments...   103,823     82,246     64,032
PACE International Equity Investments.................   187,176     22,710     70,039
PACE International Emerging Markets Equity
  Investments.........................................    11,099     39,755     21,900

    Brinson Advisors estimates that it and an affiliate, UBS PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the funds during the fiscal period ended July 31, 2001:

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

CLASS A

Marketing and advertising...................................  $227,664
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................       598
Branch network costs allocated and interest expense.........   473,213
Service fees paid to investment professionals...............   107,080

CLASS B

Marketing and advertising...................................  $ 12,387
Amortization of commissions.................................    29,841
Printing of prospectuses and SAIs...........................        35
Branch network costs allocated and interest expense.........    27,328
Service fees paid to investment professionals...............     5,730

CLASS C

Marketing and advertising...................................  $ 58,495
Amortization of commissions.................................    55,154
Printing of prospectuses and SAIs...........................       154
Branch network costs allocated and interest expense.........   122,453
Service fees paid to investment professionals...............    27,577

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

CLASS A

Marketing and advertising...................................  $116,871
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................       324
Branch network costs allocated and interest expense.........   201,116
Service fees paid to investment professionals...............    75,925

CLASS B

Marketing and advertising...................................  $ 14,009
Amortization of commissions.................................    38,188
Printing of prospectuses and SAIs...........................        31
Branch network costs allocated and interest expense.........    31,577
Service fees paid to investment professionals...............     7,419

CLASS C

Marketing and advertising...................................  $ 21,575
Amortization of commissions.................................    18,683
Printing of prospectuses and SAIs...........................        40
Branch network costs allocated and interest expense.........    36,670
Service fees paid to investment professionals...............     9,341

PACE STRATEGIC FIXED INCOME INVESTMENTS

CLASS A

Marketing and advertising...................................  $ 88,222
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................       378
Branch network costs allocated and interest expense.........    61,448
Service fees paid to investment professionals...............    14,045

CLASS B

Marketing and advertising...................................  $ 44,152
Amortization of commissions.................................    40,082
Printing of prospectuses and SAIs...........................       216
Branch network costs allocated and interest expense.........    36,295
Service fees paid to investment professionals...............     7,729

CLASS C

Marketing and advertising...................................  $ 61,735
Amortization of commissions.................................    15,801
Printing of prospectuses and SAIs...........................       212
Branch network costs allocated and interest expense.........    36,291
Service fees paid to investment professionals...............     7,901

PACE MUNICIPAL FIXED INCOME INVESTMENTS

CLASS A

Marketing and advertising...................................  $109,585
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................       113
Branch network costs allocated and interest expense.........   246,392
Service fees paid to investment professionals...............    74,551

CLASS B

Marketing and advertising...................................  $ 10,717
Amortization of commissions.................................    37,398
Printing of prospectuses and SAIs...........................        11
Branch network costs allocated and interest expense.........    27,459
Service fees paid to investment professionals...............     6,304

CLASS C

Marketing and advertising...................................  $ 34,177
Amortization of commissions.................................    27,029
Printing of prospectuses and SAIs...........................        35
Branch network costs allocated and interest expense.........    45,958
Service fees paid to investment professionals...............    13,515

PACE GLOBAL FIXED INCOME INVESTMENTS

CLASS A

Marketing and advertising...................................  $166,104
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................       832
Branch network costs allocated and interest expense.........   245,860
Service fees paid to investment professionals...............   121,429

CLASS B

Marketing and advertising...................................  $  3,176
Amortization of commissions.................................     6,982
Printing of prospectuses and SAIs...........................        10
Branch network costs allocated and interest expense.........     4,985
Service fees paid to investment professionals...............     1,232

CLASS C

Marketing and advertising...................................  $ 44,844
Amortization of commissions.................................    12,936
Printing of prospectuses and SAIs...........................        59
Branch network costs allocated and interest expense.........    29,399
Service fees paid to investment professionals...............     6,468

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

CLASS A

Marketing and advertising...................................  $192,304
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................       926
Branch network costs allocated and interest expense.........   319,107
Service fees paid to investment professionals...............   192,214

CLASS B

Marketing and advertising...................................  $137,158
Amortization of commissions.................................   336,000
Printing of prospectuses and SAIs...........................       273
Branch network costs allocated and interest expense.........   284,492
Service fees paid to investment professionals...............    56,926

CLASS C

Marketing and advertising...................................  $ 83,737
Amortization of commissions.................................    98,635
Printing of prospectuses and SAIs...........................       159
Branch network costs allocated and interest expense.........   155,779
Service fees paid to investment professionals...............    32,878

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

CLASS A

Marketing and advertising...................................  $109,217
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................     1,090
Branch network costs allocated and interest expense.........   361,189
Service fees paid to investment professionals...............    91,005

CLASS B

Marketing and advertising...................................  $ 26,577
Amortization of commissions.................................    38,304
Printing of prospectuses and SAIs...........................       156
Branch network costs allocated and interest expense.........    82,070
Service fees paid to investment professionals...............    13,220

CLASS C

Marketing and advertising...................................  $ 25,821
Amortization of commissions.................................    32,344
Printing of prospectuses and SAIs...........................       131
Branch network costs allocated and interest expense.........    73,684
Service fees paid to investment professionals...............    10,782

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

CLASS A

Marketing and advertising...................................  $104,705
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................       794
Branch network costs allocated and interest expense.........    67,685
Service fees paid to investment professionals...............    20,122

CLASS B

Marketing and advertising...................................  $ 27,622
Amortization of commissions.................................    28,813
Printing of prospectuses and SAIs...........................       209
Branch network costs allocated and interest expense.........    18,526
Service fees paid to investment professionals...............     5,325

CLASS C

Marketing and advertising...................................  $ 37,630
Amortization of commissions.................................    18,285
Printing of prospectuses and SAIs...........................       286
Branch network costs allocated and interest expense.........    19,936
Service fees paid to investment professionals...............     6,096

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

CLASS A

Marketing and advertising...................................  $135,456
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................       996
Branch network costs allocated and interest expense.........   124,368
Service fees paid to investment professionals...............    39,452

CLASS B

Marketing and advertising...................................  $ 29,148
Amortization of commissions.................................    21,142
Printing of prospectuses and SAIs...........................       185
Branch network costs allocated and interest expense.........    30,344
Service fees paid to investment professionals...............     7,813

CLASS C

Marketing and advertising...................................  $ 28,522
Amortization of commissions.................................    18,265
Printing of prospectuses and SAIs...........................       152
Branch network costs allocated and interest expense.........    25,876
Service fees paid to investment professionals...............     6,088

PACE INTERNATIONAL EQUITY INVESTMENTS

CLASS A

Marketing and advertising...................................  $333,557
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................     1,051
Branch network costs allocated and interest expense.........   342,554
Service fees paid to investment professionals...............    71,127

CLASS B

Marketing and advertising...................................  $ 11,238
Amortization of commissions.................................    12,190
Printing of prospectuses and SAIs...........................        35
Branch network costs allocated and interest expense.........    11,054
Service fees paid to investment professionals...............     2,157

CLASS C

Marketing and advertising...................................  $ 42,983
Amortization of commissions.................................    19,961
Printing of prospectuses and SAIs...........................       136
Branch network costs allocated and interest expense.........    34,364
Service fees paid to investment professionals...............     6,654

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

CLASS A

Marketing and advertising...................................  $ 55,486
Amortization of commissions.................................         0
Printing of prospectuses and SAIs...........................       461
Branch network costs allocated and interest expense.........    23,287
Service fees paid to investment professionals...............     4,216

CLASS B

Marketing and advertising...................................  $ 52,170
Amortization of commissions.................................    20,128
Printing of prospectuses and SAIs...........................       410
Branch network costs allocated and interest expense.........    22,454
Service fees paid to investment professionals...............     3,775

CLASS C

Marketing and advertising...................................  $ 33,825
Amortization of commissions.................................     6,368
Printing of prospectuses and SAIs...........................       230
Branch network costs allocated and interest expense.........    12,182
Service fees paid to investment professionals...............     2,123

    "Marketing and advertising" includes various internal costs allocated by Brinson Advisors to its effort at distributing the funds shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Brinson Advisors. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the funds shares, including the retail branch system of UBS PaineWebber, the sole dealer for the funds' shares during this period, and "service fees paid to investment professionals" represents compensation paid by UBS PaineWebber to its financial advisors.

    In approving the overall system of distribution for each fund, the board considered several factors, including that the multiple class structure would permit sales of fund shares outside the PACE Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

    In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the funds and its shareholders. With regard to each Plan, the board considered (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges,
(2) Brinson Advisors' belief that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and investment professionals, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Brinson Advisors, (5) the services provided by dealers pursuant to each dealer agreement with Brinson Advisors and (6) Brinson Advisors' shareholder service-related and where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the board members also recognized that Brinson Advisors' willingness to compensate dealers without the concomitant receipt by Brinson Advisors of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

    With respect to each Plan, the board considered all compensation that Brinson Advisors would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to Brinson Advisors under each Plan in that Brinson Advisors would receive service, distribution, management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

    Under the Principal Underwriting Contract between the Trust and Brinson Advisors for the Class A shares for the fiscal period ended July 31, 2001, Brinson Advisors earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to UBS PaineWebber as a dealer:

FUND                                                           EARNED    RETAINED
----                                                          --------   --------
PACE Government Securities Fixed Income Investments.........  $37,892    $ 3,610
PACE Intermediate Fixed Income Investments..................   21,188        436
PACE Strategic Fixed Income Investments.....................    8,159          0
PACE Municipal Fixed Income Investments.....................   19,897      2,217
PACE Global Fixed Income Investments........................    1,840        513
PACE Large Company Value Equity Investments.................   97,441      6,212
PACE Large Company Growth Equity Investments................   41,111      3,133
PACE Small/Medium Company Value Equity Investments..........   13,855        468
PACE Small/Medium Company Growth Equity Investments.........   18,930        863
PACE International Equity Investments.......................    4,022      1,588
PACE International Emerging Markets Equity Investments......      621         27

    Brinson Advisors earned and retained the following deferred sales charges paid upon certain redemptions of shares for the fiscal period ended July 31, 2001:

FUND                                                          CLASS A    CLASS B    CLASS C
----                                                          --------   --------   --------
PACE Government Securities Fixed Income Investments.........  $      0   $ 19,641   $    425
PACE Intermediate Fixed Income Investments..................         0     30,864        158
PACE Strategic Fixed Income Investments.....................         0     15,209        176
PACE Municipal Fixed Income Investments.....................         0     44,458          2
PACE Global Fixed Income Investments........................         0      1,548        103
PACE Large Company Value Equity Investments.................         0    200,949      1,100
PACE Large Company Growth Equity Investments................         0     30,051        419
PACE Small/Medium Company Value Equity Investments..........         0     14,208      1,288
PACE Small/Medium Company Growth Equity Investments.........         0     23,242      2,487
PACE International Equity Investments.......................         0      2,121        279
PACE International Emerging Markets Equity Investments......         0      8,947          0

    SECURITIES LENDING. For the fiscal year ended July 31, 2001, UBS PaineWebber, acting as the funds' lending agent, received compensation from the funds as follows:

FUND                                                          COMPENSATION
----                                                          ------------
PACE Money Market Investments...............................     $     0
PACE Government Securities Fixed Income Investments.........       5,042
PACE Intermediate Fixed Income Investments..................      23,571
PACE Strategic Fixed Income Investments.....................       3,323
PACE Municipal Fixed Income Investments.....................           0
PACE Global Fixed Income Investments........................      22,476
PACE Large Company Value Equity Investments.................      25,941
PACE Large Company Growth Equity Investments................      31,708
PACE Small/Medium Company Value Equity Investments..........      11,500
PACE Small/Medium Company Growth Equity Investments.........      89,405
PACE International Equity Investments.......................      77,356
PACE International Emerging Markets Equity Investments......       7,007

    PERSONAL TRADING POLICIES. The funds, Brinson Advisors (investment manager and principal underwriter for the funds) and the investment advisors each has adopted a code of ethics under Investment Company Act Rule 17j-1, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

                             PORTFOLIO TRANSACTIONS

    Decisions to buy and sell securities for a fund other than PACE Money Market Investments are made by the fund's investment advisor, subject to the overall review of Brinson Advisors and the board of trustees. Decisions to buy and sell securities for PACE Money Market Investments are made by Brinson Advisors as that fund's investment advisor, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment advisor, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

    Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

    For the periods indicated, the funds paid the brokerage commissions set forth below:

                                                               TOTAL BROKERAGE COMMISSIONS
                                                              ------------------------------
                                                                FISCAL YEAR ENDED JULY 31,
                                                              ------------------------------
FUND                                                            2001       2000       1999
----                                                          --------   --------   --------
PACE Money Market Investments...............................  $      0   $      0   $      0
PACE Government Securities Fixed Income Investments.........         0          0          0
PACE Intermediate Fixed Income Investments..................         0          0          0
PACE Strategic Fixed Income Investments.....................     6,566      7,221      4,297
PACE Municipal Fixed Income Investments.....................         0          0          0
PACE Global Fixed Income Investments........................         0          0          0
PACE Large Company Value Equity Investments.................   919,948    839,338    336,042
PACE Large Company Growth Equity Investments................   670,285    406,265    289,045
PACE Small/Medium Company Value Equity Investments..........   996,655    741,513    715,933
PACE Small/Medium Company Growth Equity Investments.........   261,700    147,922    296,609
PACE International Equity Investments.......................   857,123    724,608    722,215
PACE International Emerging Markets Equity Investments......   609,756    611,340    361,372

    The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the investment advisor and Brinson Advisors, including UBS PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any other broker are reasonable and fair. Specific provisions in the Management Agreement and Advisory Agreements authorize Brinson Advisors and any of its affiliates that is a member of a national securities exchange, to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

    During the fiscal years indicated, the funds paid brokerage commissions to UBS PaineWebber or a brokerage affiliate of an investment advisor as follows.

                                                                FOR THE FISCAL YEAR ENDED
                                                                         JULY 31,
                                                              ------------------------------
FUND                                                            2001       2000       1999
----                                                          --------   --------   --------
PACE Money Market Investments...............................  $     0       $0        $  0
PACE Government Securities Fixed Income Investments.........        0        0           0
PACE Intermediate Fixed Income Investments..................        0        0           0
PACE Strategic Fixed Income Investments.....................        0        0           0
PACE Municipal Fixed Income Investments.....................        0        0           0
PACE Global Fixed Income Investments........................        0        0           0
PACE Large Company Value Equity Investments.................    9,695        0           0
PACE Large Company Growth Equity Investments................    3,330        0         215
PACE Small/Medium Company Value Equity Investments..........        0        0           0
PACE Small/Medium Company Growth Equity Investments.........      132        0           0
PACE International Equity Investments.......................   14,257        0           0
PACE International Emerging Markets Equity Investments......   34,111        0           0

    More information about brokerage commissions paid to affiliates of UBS PaineWebber or a brokerage affiliate of an investment advisor during the fiscal year ended July 31, 2001 is set forth below:

    - PACE Large Company Value Equity Investments paid $9,695 in brokerage commissions to UBS Warburg LLC. These brokerage commissions represented 0.65% of the total brokerage commissions paid by the fund during the fiscal year and 0.51% of the dollar amount of transactions involving the payment of brokerage commissions.

    - PACE Large Company Growth Equity Investments paid $3,330 in brokerage commissions to UBS Warburg LLC. These brokerage commissions represented 0.50% of the total brokerage commissions paid by the fund during the fiscal year and 0.49% of the dollar amount of transactions involving the payment of brokerage commissions.

    - PACE Small/Medium Company Growth Equity Investments paid $132 in brokerage commissions to UBS PaineWebber. These brokerage commissions represented 0.05% of the total brokerage commissions paid by the fund during the fiscal year and 0.07% of the dollar amount of transactions involving the payment of brokerage commissions.

    - PACE International Equity Investments paid $14,257 in brokerage commissions to UBS Warburg LLC. These brokerage commissions represented 1.66% of the total brokerage commissions paid by the fund during the fiscal year and 1.24% of the dollar amount of transactions involving the payment of brokerage commissions.

    - PACE International Emerging Markets Equity Investments paid $19,132 in brokerage commissions to UBS AG and $14,979 to UBS Warburg LLC. These brokerage commissions represented 3.14% and 2.46%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 3.27% and 2.43%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

    Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of affiliates of Brinson Advisors and the investment advisor, are similar to those in effect with respect to brokerage transactions in securities.

    In selecting brokers for a fund, its investment advisor will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, Brinson Advisors or the applicable investment advisor may cause a fund to purchase and sell portfolio securities through brokers that provide Brinson Advisors or the investment advisor with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Brinson Advisors or the investment advisor, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Brinson Advisors or the investment advisor to that fund and its other clients.

    Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

    For the fiscal year ended July 31, 2001, the funds directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:

                                                            AMOUNT OF PORTFOLIO      BROKERAGE
FUND                                                           TRANSACTIONS       COMMISSIONS PAID
----                                                        -------------------   ----------------
PACE Money Market Investments.............................     $          0           $      0
PACE Government Securities Fixed Income Investments.......                0                  0
PACE Intermediate Fixed Income Investments................                0                  0
PACE Strategic Fixed Income Investments...................                0                  0
PACE Municipal Fixed Income Investments...................                0                  0
PACE Global Fixed Income Investments......................                0                  0
PACE Large Company Value Equity Investments...............      381,507,172            264,134
PACE Large Company Growth Equity Investments..............       12,951,949             13,831
PACE Small/Medium Company Value Equity Investments........      222,562,554            446,699
PACE Small/Medium Company Growth Equity Investments.......       30,163,692             55,950
PACE International Equity Investments.....................                0                  0
PACE International Emerging Markets Equity Investments....          287,366              1,106

    For purchases or sales with broker-dealer firms that act as principal, Brinson Advisors or a fund's investment advisor seeks best execution. Although Brinson Advisors or a fund's investment advisor may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Brinson Advisors or a fund's investment advisor may consider the sale of shares of the funds or other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the funds, subject to Brinson Advisors' duty to seek best execution. Brinson Advisors or a fund's investment advisor may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to the research efforts of Brinson Advisors and a fund's investment advisor and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by Brinson Advisors or the fund's investment advisor in advising other funds or accounts and, conversely, research services furnished to Brinson Advisors or a fund's investment advisor by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

    Investment decisions for a fund and for other investment accounts managed by Brinson Advisors or the applicable investment advisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

    The funds will not purchase securities that are offered in underwritings in which an affiliate of the investment advisor or Brinson Advisors is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that no affiliate of the investment advisor or Brinson Advisors participate in or benefit from the sale to the funds.

    As of July 31, 2001, the funds owned securities issued by their regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

PACE Money Market Investments: Short-Term Corporate Obligations of Bear Stearns Cos. Inc. ($1,000,000); Short-Term Corporate Obligations of CS First Boston, Inc. ($2,000,000); Short-Term Corporate Obligations of Merrill Lynch & Co., Inc. ($1,699,988); Short-Term Corporate Obligations of Morgan Stanley Dean Witter & Co. ($2,000,000).

PACE Government Securities Fixed Income Investments: Collateralized Mortgage Obligations of Bear Stearns Mortgage Securities, Inc. ($2,122,617); Collateralized Mortgage Obligations of CS First Boston Mortgage Securities Corp. ($7,073,833).

PACE Intermediate Fixed Income Investments: Collateralized Mortgage Obligations of Credit Suisse First Boston Mortgage Securities Corp. ($5,073,856); Collateralized Mortgage Obligations of DLJ Mortgage Acceptance Corp. ($718,727); Collateralized Mortgage Obligations of Salomon Brothers Mortgage Securities Inc. ($772,887); Corporate Notes of Goldman Sachs Group, Inc. ($4,649,087) and Corporate Notes of Lehman Brothers Holdings Inc. ($7,058,706).

PACE Strategic Fixed Income Investments: Collateralized Mortgage Obligations of Bear Stearns Cos. Inc. ($3,466,296); Asset Backed Securities of CS First Boston, Inc. ($685,407); Corporate Bonds of Morgan Stanley Dean Witter & Co. ($1,200,071); and Corporate Bonds of Bear Stearns Cos. Inc. ($4,496,908).

PACE Municipal Fixed Income Investments: None

PACE Global Fixed Income Investments: Long-Term Debt Securities of Credit Suisse First Boston Inc. ($3,014,274) and Long-Term Debt Securities of Morgan Stanley Dean Witter & Co. ($936,339).

PACE Large Company Value Equity Investments: Common Stock of Merrill Lynch & Co., Inc. ($2,712,000) and Common Stock of Morgan Stanley Dean Witter & Co. ($3,170,460).

PACE Large Company Growth Equity Investments: Common Stock of Morgan Stanley Dean Witter & Co. ($7,441,608).

PACE Small/Medium Company Value Equity Investments: None

PACE Small/Medium Company Growth Equity Investments: None

PACE International Equity Investments: None

PACE International Emerging Markets Equity Investments: None

    PORTFOLIO TURNOVER. PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. The other funds do not intend to seek profits through short-term trading. Nevertheless, the funds will not consider portfolio turnover rate as a limiting factor in making investment decisions.

    Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment. Many of the funds experienced an increase in portfolio turnover during the fiscal year ended July 31, 2001 due to the restructuring of the portfolio to reflect the investment styles of the funds' new investment advisors.

    The following table sets forth the portfolio turnover rates for each fund for the periods indicated:

                                                              PORTFOLIO TURNOVER RATES
                                                              -------------------------
                                                              FISCAL YEAR   FISCAL YEAR
                                                                 ENDED         ENDED
                                                               JULY 31,      JULY 31,
FUND                                                             2001          2000
----                                                          -----------   -----------
PACE Money Market Investments...............................      N/A           N/A
PACE Government Securities Fixed Income Investments.........      631%          585%
PACE Intermediate Fixed Income Investments..................       82%           88%
PACE Strategic Fixed Income Investments.....................      519%          391%
PACE Municipal Fixed Income Investments.....................       68%           33%
PACE Global Fixed Income Investments........................      270%          170%
PACE Large Company Value Equity Investments.................      148%          195%
PACE Large Company Growth Equity Investments................       64%           59%
PACE Small/Medium Company Value Equity Investments..........       72%           83%
PACE Small/Medium Company Growth Equity Investments.........       68%           81%
PACE International Equity Investments.......................       60%           72%
PACE International Emerging Markets Equity Investments......      121%          115%

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

    WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

    - Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

    - Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

    REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ("PFPC"), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances. See "Taxes" below.

    PAYMENTS BY BRINSON ADVISORS -- CLASS B SHARES. For purchases of Class B shares in amounts less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and for purchases in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

    PAYMENTS BY BRINSON ADVISORS -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, Brinson Advisors may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ("Family Funds" include other funds of the Trust, Brinson Funds and other funds for which Brinson Advisors or any of its affiliates serve as principal underwriter) to shareholders who buy $10 million or more at any one time.

    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a fund may be exchanged for shares of the corresponding class of other Family Funds. Class P and Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

    If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

    FINANCIAL INSTITUTIONS. A fund may authorize financial institutions or their agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial Institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

    AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B, CLASS C AND CLASS P
SHARES. Brinson Advisors or your investment professional may offer an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A, Class B or Class C shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorize UBS PaineWebber to place a purchase order each month or quarter for fund shares in an amount not less than $500 per month or quarter.

    For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's UBS PaineWebber brokerage account through the automatic redemption of the shareholder's shares of a UBS PaineWebber money market fund or through the liquidation of other securities held in the investor's UBS PaineWebber brokerage account. If the PACE Program assets are held in a UBS PaineWebber Resource Management Account-Registered Trademark- ("RMA-Registered Trademark-") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACE-SM-Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

    In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

    AUTOMATIC REDEMPTION PLAN -- CLASS P SHARES. Investors in Class P shares may have UBS PaineWebber redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their UBS PaineWebber Financial Advisors.

    AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds' accounts. Minimum balances and withdrawals vary according to the class of shares:

    - Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

    - Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

    Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

    An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your investment professional will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their investment professionals or PFPC at 1-800-647-1568.

    INDIVIDUAL RETIREMENT ACCOUNTS. Self-Directed IRAs may be available through your investment professional through which investments may be made in shares of the funds, as well as in other investments. The minimum initial investment in this IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

    TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C or Class Y shares of a fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with Brinson Advisors relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

                          CONVERSION OF CLASS B SHARES

    Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of each class, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance means (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                              VALUATION OF SHARES

    Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by a fund's investment advisor as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below).

    Where market quotations are readily available, bonds held by the funds (other than PACE Money Market Investments) are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of a fund's investment advisor, the fair value of the securities. Where those market quotations are not readily available, bonds are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

    It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

    All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

    Market value for securities may also include appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payables are carried at their face value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.

    PACE MONEY MARKET INVESTMENTS. PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

    The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. PACE Money Market Investments will maintain a dollar weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. PACE Money Market Investments will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Brinson Advisors and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

                            PERFORMANCE INFORMATION

    Each fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in a fund's Performance Advertisements are calculated according to the following formula:

     P(1 + T)to the power of n   =   ERV
                     where:  P   =   a hypothetical initial payment of $1,000
                                     to purchase shares of a fund
                             T   =   average annual total return of shares of
                                     that fund
                             n   =   number of years
                           ERV   =   ending redeemable value of a
                                     hypothetical $1,000 payment at the
                                     beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A and Class C shares, the maximum sales charge of 5.5% (4.5% for fixed income funds) and 1%, respectively, is deducted from the initial $1,000 payment and, for Class B and Class C shares, the maximum applicable deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

    Each fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

    The following tables show performance information for each class of the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average total return. The standardized return for Class P shares reflects the maximum annual program fee of 1.50% for participants in the PACE Select Advisors program.

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

      CLASS                                     CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION/REISSUANCE DATE)              (01/31/01)   (12/18/00)   (12/04/00)   (02/02/01)   (08/24/95)
      ---------------------------              ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*.............       N/A%        N/A%         N/A%         N/A%       12.51%
            Non-Standardized Return..........       N/A%        N/A%         N/A%         N/A%       14.21%
      Five Years ended July 31, 2001:
            Standardized Return*.............       N/A%        N/A%         N/A%         N/A%        6.40%
            Non-Standardized Return..........       N/A%        N/A%         N/A%         N/A%        8.00%
      Inception to July 31, 2001:
            Standardized Return*.............    (0.13)%       1.96%        6.46%        4.77%        5.86%
            Non-Standardized Return..........      4.61%       6.96%        8.26%        4.77%        7.46%

    PACE INTERMEDIATE FIXED INCOME INVESTMENTS

      CLASS                                CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION/REISSUANCE DATE)         (01/31/01)   (12/14/00)   (12/01/00)   (02/02/01)   (08/24/95)
      ---------------------------         ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%        9.73%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%       11.39%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%        5.07%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%        6.66%
      Inception to July 31, 2001:
            Standardized Return*........    (0.43)%        1.04%        5.38%        4.45%        4.62%
            Non-Standardized Return.....      4.24%        6.04%        7.20%        4.45%        6.20%

    PACE STRATEGIC FIXED INCOME INVESTMENTS

      CLASS                                CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION/REISSUANCE DATE)         (12/11/00)   (01/30/01)   (12/01/00)   (02/02/01)   (08/24/95)
      ---------------------------         ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%       11.06%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%       12.74%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%        5.91%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%        7.51%
      Inception to July 31, 2001:
            Standardized Return*........      2.12%      (0.62)%        5.57%        3.98%        6.09%
            Non-Standardized Return.....      6.93%        4.38%        7.43%        3.98%        7.69%

    PACE MUNICIPAL FIXED INCOME INVESTMENTS

      CLASS                                CLASS A      CLASS B     CLASS C      CLASS Y      CLASS P
      (INCEPTION DATE)                    (01/23/01)   (2/23/01)   (12/04/00)   (02/23/01)   (08/24/95)
      ----------------                    ----------   ---------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%        N/A%         N/A%         N/A%        6.58%
            Non-Standardized Return.....       N/A%        N/A%         N/A%         N/A%        8.20%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%        N/A%         N/A%         N/A%        3.62%
            Non-Standardized Return.....       N/A%        N/A%         N/A%         N/A%        5.18%
      Inception to July 31, 2001:
            Standardized Return*........    (1.80)%     (2.68)%        3.55%        2.72%        3.87%
            Non-Standardized Return.....      2.86%       2.32%        5.33%        2.72%        5.44%

    PACE GLOBAL FIXED INCOME INVESTMENTS

      CLASS                                CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION/REISSUANCE DATE)         (12/11/00)   (02/05/01)   (12/01/00)   (01/16/01)   (08/24/95)
      ---------------------------         ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%      (0.79)%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%        0.71%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%        0.53%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%        2.05%
      Inception to July 31, 2001:
            Standardized Return*........    (3.44)%      (8.10)%      (0.26)%      (1.76)%        1.30%
            Non-Standardized Return.....      1.09%      (3.34)%        1.45%      (1.76)%        2.84%

    PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

      CLASS                                CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION DATE)                    (11/27/00)   (11/27/00)   (11/27/00)   (01/19/01)   (08/24/95)
      ----------------                    ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%        6.71%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%        8.32%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%        9.64%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%       11.29%
      Inception to July 31, 2001:
            Standardized Return*........    (1.24)%      (0.82)%        2.13%        2.27%       10.82%
            Non-Standardized Return.....      4.53%        4.18%        4.18%        2.27%       12.50%

    PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

      CLASS                                CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION/REISSUANCE DATE)         (11/27/00)   (11/27/00)   (11/27/00)   (02/23/01)   (08/24/95)
      ---------------------------         ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%     (35.15)%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%     (34.17)%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%        9.63%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%       11.29%
      Inception to July 31, 2001:
            Standardized Return*........   (26.28)%     (26.15)%     (23.77)%     (15.63)%        9.66%
            Non-Standardized Return.....   (21.98)%     (22.26)%     (22.21)%     (15.63)%       11.32%

    PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

      CLASS                                CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION DATE)                    (11/27/00)   (11/28/00)   (11/27/00)   (12/20/00)   (08/24/95)
      ----------------                    ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%       27.27%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%       29.20%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%       11.26%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%       12.94%
      Inception to July 31, 2001:
            Standardized Return*........     15.49%       17.22%       19.57%       24.32%        9.63%
            Non-Standardized Return.....     22.21%       22.22%       21.78%       24.32%       11.29%

    PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

      CLASS                                CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION DATE)                    (11/27/00)   (11/27/00)   (11/27/00)   (02/12/01)   (08/24/95)
      ----------------                    ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%     (31.96)%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%     (30.93)%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%       15.44%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%       17.19%
      Inception to July 31, 2001:
            Standardized Return*........   (24.96)%     (24.84)%     (22.45)%      (8.37)%       11.30%
            Non-Standardized Return.....   (20.59)%     (20.88)%     (20.88)%      (8.37)%       12.98%

    PACE INTERNATIONAL EQUITY INVESTMENTS

      CLASS                                CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION DATE)                    (11/27/00)   (11/27/00)   (11/27/00)   (01/17/01)   (08/24/95)
      ----------------                    ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%     (28.06)%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%     (26.97)%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%        2.56%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%        4.11%
      Inception to July 31, 2001:
            Standardized Return*........   (22.06)%     (21.94)%     (19.46)%     (15.84)%        3.09%
            Non-Standardized Return.....   (17.51)%     (17.84)%     (17.84)%     (15.84)%        4.65%

    PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

      CLASS                                CLASS A      CLASS B      CLASS C      CLASS Y      CLASS P
      (INCEPTION DATE)                    (12/11/00)   (12/22/00)   (12/01/00)   (02/09/01)   (08/24/95)
      ----------------                    ----------   ----------   ----------   ----------   ----------
      Year ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%     (33.94)%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%     (32.94)%
      Five Years ended July 31, 2001:
            Standardized Return*........       N/A%         N/A%         N/A%         N/A%      (9.43)%
            Non-Standardized Return.....       N/A%         N/A%         N/A%         N/A%      (8.07)%
      Inception to July 31, 2001:
            Standardized Return*........   (22.91)%     (17.06)%     (14.32)%     (19.80)%      (7.58)%
            Non-Standardized Return.....   (18.43)%     (12.69)%     (12.60)%     (19.80)%      (6.18)%

------------------------

* All Standardized Return figures for Class A shares and Class C shares reflect deduction of the current maximum sales charge of 5.5% (4.5% for fixed income funds) and 1%, respectively. All Standardized Return figures for Class B and Class C shares reflect deduction of the maximum applicable deferred sales charge imposed on a redemption of shares held for the period. All Standardized Return figures for Class P shares reflect the maximum annual program fee of 1.50% for participants in the PACE Select Advisors program. Class Y shares do not impose an initial or deferred sales charge.

    YIELD. Yields used in a fund's Performance Advertisements, except for those given for PACE Money Market Investments, are calculated by dividing the fund's interest and dividend income attributable to the fund's shares for a 30-day period ("Period"), net of expenses attributable to such fund, by the average number of shares of such fund entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

                     a-b
      YIELD = 2 [ ( ----  +1 ) to the power of 6 -1 ]
                     cd

     where:    a    =   interest earned during the Period attributable
                        to a class of shares
               b    =   expenses accrued for the Period attributable
                        to a class of shares (net of reimbursements)
               c    =   the average daily number of shares of a class
                        outstanding during the Period that were
                        entitled to receive dividends
               d    =   the maximum offering price per share (in the
                        case of Class A and Class C shares) or the net asset value per share (in the case of Class B shares) on the last day of the Period.

    Except as noted below, in determining interest and dividend income earned during the Period (a variable in the above formula), a fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the fund. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A and Class C shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula), the fund's current maximum 5.5% (4.5% for fixed income funds) and 1%, respectively, initial sales charge on Class A and Class C shares is included.

    The following table shows the yield for each class of shares of fixed income funds (excluding PACE Money Market Investments) for the 30-day period ended
July 31, 2001:

FUND                                           CLASS A    CLASS B    CLASS C    CLASS Y    CLASS P
----                                           --------   --------   --------   --------   --------
PACE Government Securities Fixed Income
 Investments.................................   5.80%      5.28%      5.54%      6.37%      6.37%
PACE Intermediate Fixed Income Investments...   5.45%      4.90%      5.17%      5.94%      5.94%
PACE Strategic Fixed Income Investments......   5.02%      4.47%      4.73%      5.49%      5.49%
PACE Municipal Fixed Income Investments......   3.83%      3.24%      3.47%      4.23%      4.23%
PACE Global Fixed Income Investments.........   4.32%      3.73%      4.00%      4.77%      4.77%

    PACE Money Market Investments computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. Each fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)to the power of 365/7] - 1

    PACE Municipal Fixed Income Investments from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended 30-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt, according to the following formula:

                                     E
       TAX EQUIVALENT YIELD  =   (  ---  )  +t
                                    1-p

      E    =   tax-exempt yield of a class of shares
      p    =   stated income tax rate
      t    =   taxable yield of a Class of shares

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in fixed income instruments. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The funds may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (E.G., one-day yield).

    PACE Money Market Investments' yield and effective yield for the seven-day period ended July 31, 2001 were 3.60% and 3.66%, respectively.

    OTHER INFORMATION. In Performance Advertisement, each fund may compare its Standardized Return and/ or Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), iMoneyNet, Inc. ("iMoneyNet"), Wiesenberger Investment Companies Services ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar") or with the performance of recognized stock, bond and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, iMoneyNet, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form. The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote-Registered Trademark- Money Markets.

    Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

                                     TAXES

    BACKUP WITHHOLDING. Each fund is required to withhold up to 30.5% (30% in 2002) of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or Brinson Advisors or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

    SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

    SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Family Fund shares subsequently acquired.

    CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions). (PACE Municipal Fixed Income Investments must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code.) In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

    By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" (as described below under "Taxes -- Information about PACE Municipal Fixed Income Investments") and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund's current or accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    OTHER INFORMATION. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

    A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

    If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

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    Each fund may invest in the stock of "passive foreign investment companies"
("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

    If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

    Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

    The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

    Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

    Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually

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collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

    Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

    When a covered call option written (sold) by a fund expires, the fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

    If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

    A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market

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discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

    The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

    INFORMATION ABOUT PACE MUNICIPAL FIXED INCOME INVESTMENTS. Dividends paid by PACE Municipal Fixed Income Investments will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. The aggregate dividends designated as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code. Investors should consult their tax advisors concerning this matter.

    Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisors before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be exempt from regular federal income taxes to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

    If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    If the fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to such taxable interest income will be taxable to the fund's shareholders as ordinary income to the extent of its current and accumulated earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

    The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired

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the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                               OTHER INFORMATION

    DELAWARE BUSINESS TRUST. The Trust is an entity of the type commonly known as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that Brinson Advisors believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

    CLASSES OF SHARES. Each fund (other than PACE Money Market Investments) consists of Class A shares, Class B shares, Class C shares, Class P shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 and Sub-Class B-4 shares. PACE Money Market Investments consists of Class P shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C, Class P and Class Y shares will differ.

    VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the trustees of the Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the outstanding shares of the Trust.

    CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net

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assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

    PRIOR NAME. Prior to December 1, 1997, the Trust's name was "Managed Accounts Services Portfolio Trust."

    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. PFPC, a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund's transfer and dividend disbursing agent.

    UBS PaineWebber provides transfer agency related services to the funds pursuant to a delegation of authority from PFPC and is compensated for the services by PFPC, not the funds.

    COUNSEL. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006 serves as counsel to the Trust. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

    The Trust's Annual Report to Shareholders for its fiscal year ended
July 31, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by this reference into the SAI.

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
                                    APPENDIX
                              RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

    Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

    AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

    N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

    PRIME-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

    A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

    Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P MUNICIPAL DEBT RATINGS

    AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    C The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    P The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    * Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    R The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.  Not rated.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM OBLIGATIONS

    There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG-3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

    In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

    The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

    MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

    MIG-1/VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group. MIG-3/VMIG-3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG. This designation denotes speculative-grade credit quality. Debt Instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
  LOANS:

    A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation. SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS

    Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Commercial paper rated by S&P have the following characteristics:

    A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                                   ----------

                                PaineWebber PACE
                             Select Advisors Trust

                                             -----------------------------------
                                             Statement of Additional Information
                                                                November 5, 2001
                                             -----------------------------------

-C-2001 Brinson Advisors, Inc. All rights reserved.